8/96                                                  Page 1



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported:) September 16, 1996



                          Chevy Chase Bank, F.S.B.
            _____________________________________________________
             (Exact name of registrant as specified in charter)



         Maryland                333-4375           52-0897004
 ___________________________ ________________    _________________
 State or other jurisdiction   (Commission        (I.R.S. Employer
 of incorporation or organ-     File No.)      Identification No.
 ization



    C/O CHEVY CHASE BANK, F.S.B
    8401 Connecticut Avenue
    Chevy Chase, Maryland                               20815
 ______________________________________             _____________
 Address of principal executive offices               Zip Code


  Registrant's telephone number, including area code(301)-986-7000
                                                   _____________
                           Not Applicable
 ________________________________________________________________
 (Former name, former address, and former fiscal year, if changed since last report)




    8/96                                                  Page 2

  Item 5.  Other Events
           None

  Item 7. Financial Statements, Pro forma Financial Information and Exhibits.

  Exhibit 99.1  Monthly Servicer's Report dated September 16, 1966.


                                   Signatures

    Pursuant to the requirements of the Securities Exchange
  Act of 1934, the registrant has caused this report to be signed on behalf of the Chevy Chase Master Credit Card Trust by the undersigned thereunto duly authorized.


                          Chevy Chase Auto Receivables Trust 1996-1

                          By:   Chevy Chase Bank, F.S.B.
                        Originator of the Trust and Servicer


                                 Mark A. Holles
 Dated:   September 16, 1996 By: ___________________________________

                                 Mark A. Holles
                                 Vice President